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                                                                    EXHIBIT 99.2


                           ONE HUNDRED THIRD AMENDMENT
                                     TO THE
            SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                                       OF
                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP


         THIS ONE HUNDRED THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP (this "AMENDMENT") is entered into as of September 29, 1999, by and between SUN COMMUNITIES, INC., a Maryland corporation (the "GENERAL PARTNER"), as the general partner of SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP, a Michigan limited partnership (the "PARTNERSHIP"), BELCREST REALTY CORPORATION, a Delaware corporation ("BELCREST") and BELAIR REAL ESTATE CORPORATION, a Delaware corporation ("BELAIR"; each of Belcrest and Belair a "SERIES A PREFERRED PARTNER" and collectively "SERIES A PREFERRED PARTNERS").

                                    RECITALS

         A. The signatories hereto desire to amend that certain Second Amended and Restated Limited Partnership Agreement of Sun Communities Operating Limited Partnership, dated as of April 30, 1996, as amended by those certain amendments numbered one through one hundred two (collectively, as amended, the "AGREEMENT") as set forth herein; any capitalized term not defined herein shall have the respective meaning ascribed to it in the Agreement.

         B. Section 11 of the Agreement authorizes the General Partner, as the holder of more than fifty percent (50%) of the OP Units, to amend the Agreement.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Agreement as follows:

         1. Admission of New Partners. As of the date hereof (a) Belcrest has contributed $35,000,000 to the Partnership in exchange for the issuance to Belcrest of 1,400,000 Series A Preferred Units (as defined in the Agreement, as amended hereby), and (b) Belair has contributed $15,000,000 to the Partnership in exchange for the issuance of 600,000 Series A Preferred Units. The Series A Preferred Units issued to the Series A Preferred Partners have been duly issued and fully paid. The Series A Preferred Partners are hereby admitted to the Partnership, effective as of September 29, 1999, each as a new Limited Partner, and by execution of this Amendment the Series A Preferred Partners have agreed to be bound by all of the terms and conditions of the



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Agreement, as amended hereby and hereby acknowledge receipt of a copy of the
Agreement. Exhibit A of the Agreement is hereby deleted in its entirety and is replaced with EXHIBIT A to this Amendment.

         2. Sections 3.1 and 3.2. Sections 3.1 and 3.2 of the Agreement are hereby deleted in their entirety and replaced with the following:

         "3.1     OP UNITS

                  The Partners' interests in the Partnership are expressed in terms of OP Units and each Partner has been issued OP Units corresponding to the agreed value of its capital contribution. OP Units consist of Common OP Units, Preferred OP Units and Series A Preferred Units.

         3.2      COMMON OP UNITS

                  The holders of the Common OP Units shall be entitled to receive distributions in accordance with Section 4.3, after payment of all accrued (i) Preferred Dividends, and (ii) Series A Priority Return. No distribution shall be made in respect of Common OP Units while any accrued (i) Preferred Dividends, or (ii) Series A Priority Return, remains unpaid unless all such unpaid amounts are paid simultaneously with such distribution."

         3. Section 3.6(b). The second sentence of Section 3.6(b) of the Agreement is hereby amended by the insertion of the words "and preferred stock, including, without limitation, Series A Preferred Stock" after the words "other than its existing single class of common stock".

         4. Section 3.6(c). Section 3.6(c) of the Agreement is hereby amended by the insertion of the words "(excluding Series A Preferred Units)" after the words "issue additional OP Units".

         5. Section 3.8. Section 3.8(b) of the Agreement is hereby amended by the insertion of the sentence:

         "Nothing contained in this Section 3.8(b) shall affect, in any manner adverse to the holders of the Series A Preferred Units, the rights of the holders of the Series A Preferred Units in Section 16 of this Agreement or in the Contribution Agreement with the Series A Preferred Partners."

         6. Section 3.9. Section 3.9 of the Agreement is hereby deleted in its entirety and replaced with the following:

         "3.9     WITHDRAWALS



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                  No Partner shall be entitled to withdraw any portion of its capital account, except by way of distribution pursuant to Sections 4.3, 8.2 and 16 hereof."

         7.       Section 9.1. Section 9.1 of the Agreement is hereby amended by
(i) the insertion of the words "and SECTION 9.4" after the words "Subject to
Section 9.3", and (ii) by adding the following sentence at the end thereof:

         "Notwithstanding anything to the contrary contained in this Section 9.1, no Limited Partner may transfer all or any part of its OP Units if, in the opinion of counsel to the Partnership, such transfer would likely cause the Partnership to be a PTP (as defined in Section 16.1 below)."

         8. Section 9.4. The following new Section 9.4 is hereby added to the Agreement:

         "9.4     LIMITATIONS ON TRANSFER RESTRICTIONS

                           (a) Notwithstanding anything in this Agreement to the
                  contrary, an exchange pursuant to SECTION 16.9 (Exchange Rights) below shall not be deemed a "transfer" within the purview of SECTION 9 (Transferability of Interests).

                           (b) Notwithstanding anything in this Agreement to the
                  contrary, the General Partner shall be deemed to have consented to the admission of any transferee of the Series A Preferred Units as a substitute Limited Partner, provided (i) the provisions of SECTION 9.3(A) (Restrictions on Transfer) hereof are satisfied with respect to the transfer of Series A Preferred Units, (ii) that the effect of such admission would not cause the Partnership to be a PTP, (iii) such admission would not result in more than twenty partners within the meaning of Notice 88-75 (1988-2 C.B. 386) holding all outstanding Series A Preferred Units for so long as the Partnership satisfies the private placement safe harbor of Notice 88-75 (1988- 2 C.B. 386), and (iv) such transferee agrees to be bound by the terms of this Agreement.

         9.       Section 14.

                  (a) The definition of the term "TRANSFER" is hereby amended to include the following text at the end of the first sentence "; except that an exchange pursuant to SECTION 16.9 (Exchange Rights) below shall not be deemed a "transfer" hereunder."

                  (b) The second sentence of the definition of "OP UNITS" is hereby deleted in its entirety and replaced with the following, "OP Units consist of Common OP Units, Preferred OP Units and Series A Preferred Units."




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                  (c)      The following new definitions are inserted in Section
         14 (Definitions) so as to preserve alphabetical order:

                           "CHARTER" shall mean the Articles of Amendment and
                  Restatement of the General Partner, recorded on November 11, 1993, with the State of Maryland Department of Assessments and Taxation (the "SMDAT"), as amended by (i) that certain Articles of Amendment, recorded on June 20, 1997, with the SMDAT, and (ii) the Series A Articles Supplementary, and as may be further amended from time to time.

                           "DEPRECIATION" shall have the meaning set forth
                  therefor in Section 4.2 hereof.

                           "EXCESS SERIES A UNITS" shall have the meaning set
                  forth therefor in Section 16.9(a) hereof.

                           "ISSUANCE RATE" shall mean 9.125% per annum,
                  determined on the basis of a 360-day year of twelve 30-day months.

                           "JUNIOR UNITS" shall have the meaning set forth
                  therefor in Section 16.3(c) hereof.

                           "PARITY PREFERRED UNITS" shall have the meaning set
                  forth therefor in Section 16.1 hereof.

                           "PTP" shall have the meaning set forth therefor in
                  Section 16.1 hereof.

                           "REGULATIONS" shall mean the Income Tax Regulations,
                  including Temporary Regulations, promulgated under the Internal Revenue Code, as such regulations may be amended from time to time (including corresponding provisions and succeeding provisions).

                           "REVISED RATE" shall have the meaning set forth
                  therefor in Section 16.3(a) hereof.

                           "SERIES A ARTICLES SUPPLEMENTARY" shall mean those
                  Articles Supplementary of the General Partner establishing the 9.125% Series A Cumulative Redeemable Perpetual Preferred Stock of the General Partner and intended to be filed with the SMDAT on or about September 29, 1999.

                           "SERIES A EXCHANGE NOTICE" shall have the meaning set
                  forth therefor in Section 16.9(b) hereof.



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                           "SERIES A EXCHANGE PRICE" shall have the meaning set
                  forth therefor in Section 16.9(a) hereof.

                           "SERIES A PREFERRED PARTNERS" means Belcrest and
                  Belair, and their respective successors and permitted assigns.

                           "SERIES A PREFERRED UNIT DISTRIBUTION PAYMENT DATE"
                  shall have the meaning set forth therefor in Section 16.3(a) hereof.

                           "SERIES A PREFERRED UNITS" shall have the meaning set
                  forth therefor in Section 16.2 hereof.

                           "SERIES A PRIORITY RETURN" shall have the meaning set
                  forth therefor in Section 16.1 hereof, as such meaning may be modified by the provisions of Section 16.3(a)(ii).

                           "SERIES A REDEMPTION PRICE" shall have the meaning
                  set forth therefor in Section 16.6 hereof.

                           "SUBSIDIARY" shall have the meaning set forth
                  therefor in Section 16.1 hereof.

         10. Section 16. The following new Section 16 is inserted in the Agreement after Section 15 thereof:

         "16.     SERIES A PREFERRED UNITS.

                  SECTION 16.1 DEFINITIONS. For purposes of this Agreement, the term "PARITY PREFERRED UNITS" shall be used to refer to any class or series of OP Units of the Partnership now or hereafter authorized, issued or outstanding and expressly designated by the Partnership to rank on a parity with Series A Preferred Units with respect to distributions and rights upon voluntary or involuntary liquidation, winding-up or dissolution of the Partnership, and includes the Preferred OP Units. The term "SERIES A PRIORITY RETURN" shall mean, an amount equal to 9.125% per annum, determined on the basis of a 360 day year of twelve 30 day months (and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed based on the ratio of the actual number of days elapsed in such period to ninety (90) days), cumulative to the extent not distributed for any given distribution period pursuant to Section 4.3 of the Agreement, of the stated value of $25.00 per Series A Preferred Unit, commencing on the date of issuance of such Series A Preferred Unit. The term "PTP" shall mean a "publicly traded partnership" within the meaning of Section 7704 of the Internal Revenue Code. The term "SUBSIDIARY" shall



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         mean with respect to any person, any corporation, partnership, limited liability company, joint venture or other entity of which a majority of
         (i) voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such person.

                  SECTION 16.2 DESIGNATION AND NUMBER. A series of OP Units in the Partnership designated as the "9.125% Series A Cumulative Redeemable Perpetual Preferred Units" (the "SERIES A PREFERRED UNITS") is hereby established. The number of Series A Preferred Units shall be 2,000,000.

                  SECTION 16.3 DISTRIBUTIONS.

                           (a) Payment of Distributions.

                               (i)   Subject to the rights of holders of
                           Parity Preferred Units as to the payment of distributions, pursuant to Sections 4.3 and 8.2 of the Agreement, holders of Series A Preferred Units shall be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of the Partnership's available cash, the Series A Priority Return.

                               (ii)  In the event that on or prior to
                           December 31, 1999, the Partnership's outstanding senior unsecured debt shall have either an unconditional, published (A) rating by Standard and Poor's Rating Group ("STANDARD AND POOR'S") exceeding "BBB" or (B) rating by Moody's Investors Service, Inc. ("MOODY'S") exceeding "Baa3", then, beginning on the date on which either of such foregoing conditions is met, the Series A Priority Return shall be 8.875% (the "REVISED RATE") of the original capital contribution per Series A Preferred Unit, in which case the designation of the Series A Preferred Units will change accordingly to reflect such new distribution rate; provided, that, if either (A) such Standard & Poor's unconditional published rating exceeding "BBB" or (B) such Moody's rating exceeding "Baa3" shall not be in effect on December 31, 1999, then the Revised Rate herein provided shall be void ab initio and the Partnership shall pay on December 31, 1999, in addition to the distribution then due to the holders of the Series A Preferred Units, the difference between (1) the distribution that would have accrued at the Issuance Rate during the current and any prior quarterly distribution period and (2) the distribution that actually accrued during such distribution periods at the voided Revised Rate.

                               (iii) Promptly after December 31, 1999, the
                           parties hereto shall

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                           execute, acknowledge and deliver or cause to be
                           executed acknowledged and delivered all instruments and documents as may be reasonably necessary or desirable to memorialize the distribution rate revised in accordance with SECTION 16.3(A)(II) above and in effect from and after December 31, 1999.

                               (iv)  All distributions shall be cumulative,
                           shall accrue from the original date of issuance and will be payable (i) quarterly (such quarterly periods for purposes of payment and accrual will be the quarterly periods ending on the dates specified in this sentence) in arrears, on March 31, June 30, September 30 and December 31 of each year, commencing on December 31, 1999 (with the first such payment to include the amount accrued from the period commencing on the date hereof through and including December 31,
                           1999) and, (ii) in the event of (A) an exchange of Series A Preferred Units into Series A Preferred Stock (as defined in the Series A Articles Supplementary), or (B) a redemption of Series A Preferred Units, on the exchange date or redemption date, as applicable (each a "SERIES A PREFERRED UNIT DISTRIBUTION PAYMENT DATE"). The amount of the distribution payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and for any period shorter than a full quarterly period for which distributions are computed, the amount of the distribution payable will be computed based on the ratio of the actual number of days elapsed in such period to ninety (90) days. If any date on which distributions are to be made on the Series A Preferred Units is not a Business Day (as defined in SECTION 14), then payment of the distribution to be made on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. Distributions on the Series A Preferred Units will be made to the holders of record of the Series A Preferred Units on the relevant record dates to be fixed by the Partnership acting through the General Partner, which record dates shall in no event exceed fifteen (15) Business Days prior to the relevant Series A Preferred Unit Distribution Payment Date.

                           (b) Distributions Cumulative. Distributions on the
                  Series A Preferred Units will accrue whether or not the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness at any time prohibit the declaration, setting aside for payment or current payment of distributions, whether or not the Partnership has earnings, whether or not there are


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                  funds legally available for the payment of such of such
                  distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series A Preferred Units will accumulate as of the Series A Preferred Unit Distribution Payment Date on which they first become payable. Distributions on account of arrears for any past distribution periods may be declared and paid at any time, without reference to a regular Series A Preferred Unit Distribution Payment Date to holders of record of the Series A Preferred Units on the record date fixed by the Partnership acting through the General Partner which date shall not exceed fifteen (15) Business Days prior to the payment date. Accumulated and unpaid distributions will not bear interest.

                           (c)      Priority as to Distributions.

                                    (i)   So long as any Series A Preferred
                           Units are outstanding, no distribution of cash or other property shall be authorized, declared, paid or set apart for payment on or with respect to any class or series of OP Units of the Partnership ranking junior as to the payment of distributions or rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership to the Series A Preferred Units (collectively, "JUNIOR UNITS"), nor shall any cash or other property be set aside for or applied to the purchase, redemption or other acquisition for consideration of any Series A Preferred Units, any Parity Preferred Units or any Junior Units, unless, in each case, all distributions accumulated on all Series A Preferred Units and all classes and series of outstanding Parity Preferred Units have been paid in full. The foregoing sentence will not prohibit (a) distributions payable solely in OP Units ranking junior to the Series A Preferred Units as to the payment of distributions and rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, (b) the conversion of Junior Units or Parity Preferred Units into OP Units of the Partnership ranking junior to the Series A Preferred Units as to distributions and rights upon a voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, or (c) the redemption of OP Units corresponding to any Series A Preferred Stock (as hereinafter defined), Parity Preferred Stock (as defined in the Series A Articles Supplementary) with respect to distributions or Junior Stock (as defined in the Series A Articles Supplementary) to be purchased by the General Partner pursuant to Article VII of the Charter to preserve the General Partner's status as a real estate investment trust, provided that such redemption shall be upon the same terms as the corresponding purchase pursuant to Article VII of the Charter.

                                    (ii)  So long as distributions have not been
                           paid in full (or a sum

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                           sufficient for such full payment is not irrevocably
                           deposited in trust for immediate payment) upon the Series A Preferred Units, all distributions authorized and declared on the Series A Preferred Units and all classes or series of outstanding Parity Preferred Units shall be authorized and declared so that the amount of distributions authorized and declared per Series A Preferred Unit and such other classes or series of Parity Preferred Units shall in all cases bear to each other the same ratio that accrued distributions per Series A Preferred Unit and such other classes or series of Parity Preferred Units (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such class or series of Parity Preferred Units do not have cumulative distribution rights) bear to each other.

                           (d) Distributions on OP Units held by General Partner. Notwithstanding anything to the contrary herein, distributions on OP Units held by the General Partner may be made, without preserving the priority of distributions described in Section 16.3(c)(i) and (ii), but only to the extent such distributions are required to preserve the real estate investment trust status of the General Partner.

                           (e)   No Further Rights. Holders of Series A
                  Preferred Units shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the full cumulative distributions described herein.

                  SECTION 16.4 ALLOCATIONS. Section 4.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

                 "4.2      PROFITS AND LOSSES

                  (a) Profits. Profits for any fiscal year (or portion thereof) shall be allocated in the following order and priority:

                           (i) first, to the General Partner, to the extent that losses previously allocated to the General Partner pursuant to Section 4.2(b)(iii) below for all prior fiscal years or other applicable periods exceed profits previously allocated to the General Partner pursuant to this Section 4.2(a)(i) for all prior fiscal years or other applicable periods,

                           (ii) second, to Partners holding Series A Preferred Units, to the extent that losses previously allocated to such Partners pursuant to Section 4.2(b)(ii) below for all prior fiscal years or other applicable


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                                 periods exceed profits previously allocated to
                                 such Partners pursuant to this Section
                                 4.2(a)(ii) for all prior fiscal years or other applicable periods,

                           (iii) third, to Partners holding OP Units other than
                                 Series A Preferred Units, to the extent that losses previously allocated to such Partners pursuant to Section 4.2(b)(i) below for all prior fiscal years or other applicable periods exceed profits previously allocated to such Partners pursuant to this Section 4.2(a)(iii) for all prior fiscal years or other applicable periods,

                           (iv) fourth, to Partners holding Series A Preferred Units, to each such Partner pro rata in proportion to all Series A Preferred Units held by such Partner in proportion to all Series A Preferred Units outstanding, until each such Partner has been allocated profits equal to the excess of (x) the cumulative amount of Series A Priority Return all such Partners are entitled to receive as of the last day of the current fiscal year or other applicable period or to the date of redemption, to the extent such Series A Preferred Units are redeemed during such period, over (y) the cumulative profits allocated to all such Partners, pursuant to this Section 4.2(a)(iv) for all prior fiscal years or other applicable periods, and

                           (v) fifth, with respect to OP Units other than Series A Preferred Units, pro rata in proportion to the number of OP Units other than Series A Preferred Units, held by each such Partner as of the last day of the period for which such allocation is being made; provided, however, that the profits allocated to any Preferred OP Units pursuant to this Section 4.2(b)(v) for any calendar year shall not exceed the amount of Preferred Dividends thereon for that calendar year, and any such excess profits remaining after the application of such limitation shall be allocated to the holders of the Common OP Units, pro rata.

                  (b) Losses. Losses shall be allocated in the following order and priority:

                           (i) first, to the Partners (including the General Partner) holding OP Units, other than Series A Preferred Units, pro rata in proportion to the number of OP Units other than Series A Preferred Units held by each Partner as of the last day of the period for which such allocation is being made without causing any Partner to have an adjusted capital account deficit with respect to such OP Units,


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                           (ii)     second, to the Partners holding any Series A
                                    Preferred Units in accordance with the
                                    rights of the Series A Preferred Units,
                                    without causing any Partner to have an
                                    adjusted capital account deficit with
                                    respect to such Series A Preferred Units, and

                           (iii)    third, to the General Partner.

                           To the extent permitted under Section 704 of the
                  Internal Revenue Code, solely for purposes of allocating profits or losses in any taxable year (or a portion thereof) to Partners holding Series A Preferred Units pursuant to
                  Section 4.2(a) and (b) hereof, items of profit or loss, as the case may be, shall not include depreciation, as adjusted under Regulations Section 1.704-1(b)(2) ("DEPRECIATION"), with respect to properties that are "ceiling limited" in respect of holders of Series A Preferred Units. For purposes of the preceding sentence, Partnership property shall be considered "ceiling limited" in respect of a holder of Series A Preferred Units if Depreciation attributable to such Partnership property which would otherwise be allocable to such Partner, without regard to this paragraph, exceeds Depreciation determined for federal income tax purposes attributable to such Partnership property which would otherwise be allocable to such holder by more than 5%."

                  SECTION 16.5      LIQUIDATION PROCEEDS.

                           (a)      Upon any voluntary or involuntary
                  liquidation, dissolution or winding-up of the affairs of the Partnership, distributions on the Series A Preferred Units shall be made in accordance with Section 8.2 of the Agreement, except that Section 8.2 is hereby amended so that all references in Section 8.2 to (i) "Preferred OP Units" are revised to be "Preferred OP Units and Series A Preferred Units", and (ii) "Preferred Dividends" are revised to be "Preferred Dividends or Series A Priority Return, as the case may be."

                           (b) Notice. Written notice of any such voluntary or involuntary liquidation, dissolution or winding-up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by (i) fax and
                  (ii) by first class mail, postage pre-paid, not less than thirty (30) and not more than sixty (60) days prior to the payment date stated therein, to each record holder of the Series A Preferred Units at the respective addresses of such holders as the same shall appear on the transfer records of the Partnership.

                           (c) No Further Rights. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series A


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                  Preferred Units will have no right or claim to any of the
                  remaining assets of the Partnership.

                           (d) Consolidation, Merger or Certain Other Transactions. The voluntary sale, conveyance, lease, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the General Partner to, or the consolidation or merger or other business combination of the Partnership with or into, any corporation, trust, partnership, limited liability company or other entity (or of any corporation, trust, partnership, limited liability company or other entity with or into the Partnership) shall not be deemed to constitute a liquidation, dissolution or winding-up of the Partnership.

                  SECTION 16.6      OPTIONAL REDEMPTION.

                           (a) Right of Optional Redemption. The Series A
                  Preferred Units may not be redeemed prior to the fifth (5th) anniversary of the issuance date. On or after such date, the Partnership shall have the right to redeem the Series A Preferred Units, in whole or in part, at any time or from time to time, upon not less than thirty (30) nor more than sixty
                  (60) days written notice, at a redemption price, payable in cash, equal to the capital account balance of the holders of Series A Preferred Units (the "SERIES A REDEMPTION PRICE"); provided, however, that no redemption pursuant to this SECTION
                  16.6 will be permitted if the Series A Redemption Price does not equal or exceed $25.00 per Series A Preferred Unit plus the cumulative Series A Priority Return, whether or not declared, to the redemption date to the extent not previously distributed. If fewer than all of the outstanding Series A Preferred Units are to be redeemed, the Series A Preferred Units to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional units).

                           (b)      Limitation on Redemption.

                                    (i)   The Series A Redemption Price of the
                           Series A Preferred Units (other than the portion thereof consisting of accumulated but unpaid distributions) will be payable solely out of the sale proceeds of capital stock of the General Partner, which will be contributed by the General Partner to the Partnership as additional capital contribution, or out of the sale of limited partner interests in the Partnership and from no other source. For purposes of the preceding sentence, "capital stock" means any equity securities (including Common Stock and Preferred Stock (as such terms are defined in the Charter)), shares, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                                    (ii)  The Partnership may not redeem fewer
                           than all of the outstanding Series A Preferred Units unless all accumulated and unpaid distributions have been paid on all Series A Preferred Units for all quarterly distribution periods terminating on or prior to the date of redemption.

                           (c)      Procedures for Redemption.

                                    (i)   Notice of redemption will be (A)
                           faxed, and (B) mailed by the Partnership, by certified mail, postage prepaid, not less than thirty
                           (30) nor more than sixty (60) days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Units at their respective addresses as they appear on the records of the Partnership. No failure to give or defect in such notice shall affect the validity of the proceedings for the redemption of any Series A Preferred Units except as to the holder to whom such notice was defective or not given. In addition to any information required by law, each such notice shall state: (1) the redemption date, (2) the Series A Redemption Price, (3) the aggregate number of Series A Preferred Units to be redeemed and if fewer than all of the outstanding Series A Preferred Units are to be redeemed, the number of Series A Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro rata share (based on the percentage of the aggregate number of outstanding Series A Preferred Units the total number of Series A Preferred Units held by such holder represents) of the aggregate number of Series A Preferred Units to be redeemed, (4) the place or places where the Series A Preferred Units are to be surrendered for payment of the Series A Redemption Price, (5) that distributions on the Series A Preferred Units to be redeemed will cease to accumulate on such redemption date and (6) that payment of the Series A Redemption Price will be made upon presentation and surrender of such Series A Preferred Units.

                                    (ii)  If the Partnership gives a notice of
                           redemption in respect of Series A Preferred Units (which notice will be irrevocable) then, by 12:00 noon, New York City time, on the redemption date, the Partnership will deposit irrevocably in trust with Boston Equiserve, its transfer agent (or any successor entity, provided such entity is a third party, unrelated to the Company and the Partnership) for the benefit of the Series A Preferred
                           Units being redeemed funds sufficient to pay the applicable Series A Redemption Price and will give irrevocable instructions to such transfer agent and authority to pay such Series A Redemption Price to the holders of the Series A Preferred Units upon surrender of the Series A Preferred Units by such holders at the place designated in the notice of redemption. If the Series A Preferred Units are evidenced by a certificate and if fewer than all Series A Preferred Units evidenced by any certificate are being redeemed, a new certificate shall be issued upon surrender of the certificate evidencing all Series A Preferred Units, evidencing the unredeemed Series A Preferred Units without cost to the holder thereof. On and after the date of redemption, distributions will cease to accumulate on the Series A Preferred Units or portions thereof called for redemption, unless the Partnership defaults in the payment thereof. If any date fixed for redemption of Series A Preferred Units is not a Business Day, then payment of the Series A Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Series A Redemption Price is improperly withheld or refused and not paid by the Partnership, distributions on such Series A Preferred Units will continue to accumulate from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the applicable Series A Redemption Price.

                  SECTION 16.7      VOTING RIGHTS.

                           (a) General. Holders of the Series A Preferred Units will not have any voting rights or right to consent to any matter requiring the consent or approval of the Limited Partners, except as set forth in SECTION 11 (AMENDMENTS) of the Agreement and except as set forth below.

                           (b) Certain Voting Rights. So long as any Series A Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote of the holders of at least two-thirds of the Series A Preferred Units outstanding at the time (i) (A) authorize or create, or increase the authorized or issued amount of, any class or series of OP Units ranking senior to the Series A Preferred Units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up, or (B) reclassify any OP Units of the Partnership into any such senior OP Units, or (C) create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such senior OP Units, (ii) (A) authorize or create, or increase the authorized or issued amount of any Parity

                  Preferred Units (or any OP Units which purport to be on parity with the Series A Preferred Units as to either (but not both) distributions or rights upon dissolution, liquidation or winding-up), or (B) reclassify any OP Unit into any such Parity Preferred Units (or any OP Units which purport to be on parity with the Series A Preferred Units as to either (but not both) distributions or rights upon dissolution, liquidation or winding-up), or (C) create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such Parity Preferred Units (or any OP Units which purport to be on parity with the Series A Preferred Units as to either (but not both) distributions or rights upon dissolution, liquidation or winding-up), but only to the extent such Parity Preferred Units (or any OP Units which purport to be on parity with the Series A Preferred Units as to either (but not both) distributions or rights upon dissolution, liquidation or winding-up) are issued to an affiliate (as defined in Section 14) of the Partnership, unless (y) such affiliate is the General Partner and such Parity Preferred Units (or any OP Units which purport to be on parity with the Series A Preferred Units as to either (but not both) distributions or rights upon dissolution, liquidation or winding-up) correspond to preferred shares issued to a nonaffiliate of the Partnership or (z) such Parity Preferred Units (or any OP Units which purport to be on parity with the Series A Preferred Units as to either (but not both) distributions or rights upon dissolution, liquidation or winding-up) are issued upon terms determined by the General Partner's Board of Directors (such determination to include the affirmative approval of a majority of all disinterested directors) to be no more favorable to the holders thereof than those it would offer in an arm's length transaction to an unrelated party; or (iii) either (A) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety to, any corporation or other entity or (B) amend, alter or repeal the provisions of the Agreement, whether by merger, consolidation or otherwise, in each case, that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series A Preferred Units or the holders thereof; provided, however, that with respect to the occurrence of a merger, consolidation or a sale or lease of all of the Partnership's assets as an entirety, so long as (1) the Partnership is the surviving entity and the Series A Preferred Units remain outstanding with the terms thereof unchanged, or (2) the resulting, surviving or transferee entity is a partnership, limited liability company or other pass-through entity, or after a date not sooner than the date which is three (3) years after the date hereof, a corporation (or other nonpass-through entity), in each case, organized under the laws of any state and substitutes the Series A Preferred Units for other interests in such entity having substantially the same terms and rights as the Series A Preferred Units, including with respect to distributions, voting rights and rights upon liquidation, dissolution or winding-up, then the occurrence of any such event shall not be deemed to materially and adversely affect such rights, privileges or voting powers of the holders of the

                  Series A Preferred Units.

                  SECTION 16.8 TRANSFER RESTRICTIONS. The Series A Preferred Units shall be subject to the provisions of SECTION 9 of the Agreement.

                  SECTION 16.9      EXCHANGE RIGHTS.

                  (a)      Right to Exchange.

                                    (i)   Series A Preferred Units will be
                           exchangeable in whole, but not in part unless expressly otherwise provided herein, at anytime on or after the tenth (10th) anniversary of the date of issuance, at the option of the holders of at least 51% of all outstanding Series A Preferred Units, for authorized but previously unissued shares of 9.125% Series A Cumulative Redeemable Preferred Stock of the General Partner (the "SERIES A PREFERRED STOCK") at an exchange rate of one share of Series A Preferred Stock for one Series A Preferred Unit, subject to adjustment as described below (the "SERIES A EXCHANGE PRICE"), provided that the Series A Preferred Units will become exchangeable at any time, in whole, but not in part unless expressly otherwise provided herein, at the option of the holders of at least 51% of all outstanding Series A Preferred Units (x) if at any time full distributions shall not have been made on the Series A Preferred Unit Distribution Payment Date on any Series A Preferred Unit with respect to six (6) prior quarterly distribution periods, whether or not consecutive, provided, however, that a distribution in respect of Series A Preferred Units shall be considered timely made on the Series A Preferred Unit Distribution Payment Date if made within two (2) Business Days after the applicable Series A Preferred Unit Distribution Payment Date if at the time of such late payment there shall not be any prior quarterly distribution periods in respect of which full distributions were made more than two
                           (2) Business Days after the applicable Series A Preferred Unit Distribution Payment Date, or (y) upon receipt by a holder or holders of Series A Preferred Units of (1) notice from the General Partner that the General Partner or a Subsidiary of the General Partner has taken the position that the Partnership is, or upon the occurrence of a defined event in the immediate future will be, a PTP and (2) an opinion rendered by an outside nationally recognized independent counsel familiar with such matters addressed to a holder or holders of Series A Preferred Units, that the Partnership is or likely is, or upon the occurrence of a defined event in the immediate future will be or likely will be, a PTP.

                                    In addition, the Series A Preferred Units
                           may be exchanged for

                           Series A Preferred Stock, in whole, but not in part unless expressly otherwise provided herein, at the option of holders of at least 51% of all outstanding Series A Preferred Units prior to the tenth (10th) anniversary of the issuance date and after the third
                           (3rd) anniversary thereof if such holders shall deliver to the General Partner either (i) a private letter ruling addressed to such holder of Series A Preferred Units or (ii) an opinion of independent counsel reasonably acceptable to the General Partner based on the enactment of temporary or final Treasury Regulations or the publication of a Revenue Ruling, in either case to the effect that an exchange of the Series A Preferred Units at such earlier time would not cause the Series A Preferred Units to be considered "stock and securities" within the meaning of Section 351(e) of the Internal Revenue Code for purposes of determining whether the holder of such Series A Preferred Units is an "investment company" under section 721(b) of the Internal Revenue Code if an exchange is permitted at such earlier date.

                                    Additionally, the Series A Preferred Units
                           may be exchanged for Series A Preferred Stock, in whole, but not in part unless expressly otherwise provided herein, at the option of holders of at least 51% of all outstanding Series A Preferred Units, at any time after the third (3rd) anniversary of the date hereof, in the event the Partnership merges, consolidates, or sells or leases all of its assets as an entirety, where the resulting, surviving or transferee entity is a corporation or otherwise not a pass-through entity.

                                    Furthermore, the Series A Preferred Units
                           may be exchanged in whole but not in part by any holder thereof which is a real estate investment trust within the meaning of Sections 856 through 859 of the Internal Revenue Code for Series A Preferred Stock (but only if the exchange in whole may be accomplished consistently with the ownership limitations set forth under Article VII of the Charter of the General Partner (taking into account exceptions thereto)) if at any time, (i) the Partnership reasonably determines that the assets and income of the Partnership for a taxable year after 1999 would not satisfy the income and assets tests of
                           Section 856 of the Internal Revenue Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Internal Revenue Code or (ii) any such holder of Series A Preferred Units shall deliver to the Partnership and the General Partner an opinion of independent counsel reasonably acceptable to the General Partner to the effect that, based on the assets and income of the Partnership for a taxable year after 1999, the Partnership would not satisfy the income and assets tests of Section 856 of the Internal Revenue Code for such taxable year if the Partnership were a real estate investment trust within the meaning of the Internal Revenue Code and that such failure would create a meaningful risk that a holder of the Series A Preferred Units would fail to maintain qualification as a real estate investment trust.

                                    (ii)  Notwithstanding anything to the
                           contrary set forth in SECTION 16.9(A)(I) hereof, if a Series A Exchange Notice (as defined herein) has been delivered to the General Partner, then the General Partner may, at its option, elect to redeem or cause the Partnership to redeem all or a portion of the outstanding Series A Preferred Units for cash in an amount equal to the original capital contribution per Series A Preferred Unit plus all accrued and unpaid distributions thereon to the date of redemption. The General Partner may exercise its option to redeem the Series A Preferred Units for cash pursuant to this
                           SECTION 16.9(A)(II) hereof by giving each holder of record of Series A Preferred Units notice of its election to redeem for cash, within five (5) Business Days after receipt of the Series A Exchange Notice, by (m) fax, and (n) registered mail, postage paid, at the address of each holder as it may appear on the records of the Partnership stating (A) the redemption date, which shall be no later than sixty (60) days following the receipt of the Series A Exchange Notice, (B) the redemption price, (C) the place or places where the Series A Preferred Units are to be surrendered for payment of the redemption price, (D) that distributions on the Series A Preferred Units will cease to accrue on such redemption date; (E) that payment of the redemption price will be made upon presentation and surrender of the Series A Preferred Units and (F) the aggregate number of Series A Preferred Units to be redeemed, and if fewer than all of the outstanding Series A Preferred Units are to be redeemed, the number of Series A Preferred Units to be redeemed held by such holder, which number shall equal such holder's pro-rata share (based on the percentage of the aggregate number of outstanding Series A Preferred Units the total number of Series A Preferred Units held by such holder represents) of the aggregate number of Series A Preferred Units being redeemed.

                                    (iii) In the event an exchange of all or a
                           portion of Series A Preferred Units pursuant to
                           SECTION 16.9(A)(I) hereof would violate the provisions on ownership limitation of the General Partner set forth in Article VII of the Charter with respect to the Series A Preferred Stock, the General Partner shall give written notice thereof to each holder of record of Series A Preferred Units, within five (5) Business Days following receipt of the Series A Exchange Notice, by (m) fax, and (n) registered mail, postage prepaid, at the address of each such holder set forth in the records of the Partnership. In such event, each holder of Series A Preferred Units shall be entitled to exchange, pursuant to the provision of SECTION 16.9(B) a number of Series A Preferred Units which would comply with the provisions on the ownership limitation of the General Partner set forth in such
                           Article VII of the Charter and any Series A Preferred Units not so exchanged (the "EXCESS SERIES A UNITS") shall be redeemed by the Partnership for cash in an amount equal to the original capital contribution per Excess Series A Unit, plus any accrued and unpaid distributions thereon, whether or not declared, to the date of redemption. The written notice of the General Partner shall state (A) the number of Excess Series A Units held by such holder, (B) the redemption price of the Excess Series A Units, (C) the date on which such Excess Series A Units shall be redeemed, which date shall be no later than sixty
                           (60) days following the receipt of the Series A Exchange Notice, (D) the place or places where such Excess Series A Units are to be surrendered for payment of the Series A Redemption Price, (E) that distributions on the Excess Series A Units will cease to accrue on such redemption date, and (F) that payment of the redemption price will be made upon presentation and surrender of such Excess Series A Units. In the event an exchange would result in Excess Series A Units, as a condition to such exchange, each holder of such units agrees to provide representations and covenants reasonably requested by the General Partner relating to (1) the widely held nature of the interests in such holder, sufficient to assure the General Partner that the holder's ownership of stock of the General Partner will not cause any individual to own the stock of the General Partner in excess of the Ownership Limit (as defined in the Charter); and (2) to the extent such holder can so represent and covenant without obtaining information from its owners, the holder's ownership of tenants of the Partnership and its affiliates (as defined in Section 14).

                                    (iv)  The redemption of Series A Preferred
                           Units described in SECTION 16.9(A)(II) and (III) shall be subject to the provisions of SECTION 16.6(B)(I) and SECTION 16.6(C)(II); provided, however, that the term "Series A Redemption Price" in such Section shall be read to mean the original capital contribution per Series A Preferred Unit being redeemed plus all accrued and unpaid distributions to the redemption date.

                           (b)      Procedure for Exchange.
                                    (i)   Any exchange shall be exercised
                           pursuant to a notice of exchange (the "SERIES A EXCHANGE NOTICE") delivered to the General Partner by the holder who is exercising such exchange right, by
                           (A) fax and (B) by certified mail postage prepaid. The exchange of Series A

                           Preferred Units, or a specified portion thereof, may be effected after the fifth (5th) Business Day following receipt by the General Partner of the Series A Exchange Notice by delivering certificates, if any, representing such Series A Preferred Units to be exchanged together with, if applicable, written notice of exchange and a proper assignment of such Series A Preferred Units to the office of the General Partner maintained for such purpose. Currently, such office is:

                                         Sun Communities, Inc.
                                         Suite 145
                                         31700 Middlebelt Road
                                         Farmington Hills, Michigan 48334.

                           Each exchange will be deemed to have been effected immediately prior to the close of business on the date on which such Series A Preferred Units to be exchanged (together with all required documentation) shall have been surrendered and notice shall have been received by the General Partner as aforesaid and the Series A Exchange Price shall have been delivered. Any Series A Preferred Stock issued pursuant to this SECTION 16.9 shall be delivered as shares which are duly authorized, validly issued, fully paid and nonassessable, free of pledge, lien, encumbrance or restriction other than those provided in the Charter, the Bylaws of the General Partner, the Securities Act of 1933, as amended and relevant state securities or blue sky laws.

                                    (ii)  In the event of an exchange of Series
                           A Preferred Units for shares of Series A Preferred Stock, an amount equal to the accrued and unpaid distributions, whether or not declared, to the date of exchange on any Series A Preferred Units tendered for exchange shall (A) accrue on the shares of the Series A Preferred Stock into which such Series A Preferred Units are exchanged, and (B) continue to accrue on such Series A Preferred Units, which shall remain outstanding following such exchange, with the General Partner as the holder of such Series A Preferred Units. Notwithstanding anything to the contrary set forth herein, in no event shall a holder of a Series A Preferred Unit that was validly exchanged into Series A Preferred Stock pursuant to this section (other than the General Partner now holding such Series A Preferred Unit), receive a cash distribution out of available cash of the Partnership, if such holder, after exchange, is entitled to receive a distribution with respect to the share of Series A Preferred Stock for which such Series A Preferred Unit was exchanged or redeemed.

                                    (iii) Fractional shares of Series A
                           Preferred Stock are not to be issued upon exchange but, in lieu thereof, the General Partner will pay a cash adjustment based upon the fair market value of the Series A Preferred Stock on the day prior to the exchange date as determined in good faith by the Board of Directors of the General Partner.

                           (c)      Adjustment of Series A Exchange Price.

                                    (i)   The Exchange Price is subject to
                           adjustment upon subdivisions, stock splits, stock dividends, combinations and reclassification of the Series A Preferred Stock.

                                    (ii)  In case the General Partner shall be a
                           party to any transaction (including, without limitation, a merger, consolidation, statutory share exchange, tender offer for all or substantially all of the General Partner's capital stock or sale of all or substantially all of the General Partner's assets), in each case as a result of which the Series A Preferred Stock will be converted into the right to receive shares of capital stock, other securities or other property (including cash or any combination thereof), each Series A Preferred Unit will thereafter be exchangeable into the kind and amount of shares of capital stock and other securities and property receivable (including cash or any combination thereof) upon the consummation of such transaction by a holder of that number of shares of Series A Preferred Stock or fraction thereof into which one Series A Preferred Unit was exchangeable immediately prior to such transaction. The General Partner may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

                  SECTION 16.10 NO CONVERSION RIGHTS. The holders of the Series A Preferred Units shall not have any rights to convert such units into shares of any other class or series of stock or into any other securities of, or interest in, the Partnership or the General Partner, except for Series A Preferred Stock.

                  SECTION 16.11 NO SINKING FUND. No sinking fund shall be established for the retirement or redemption of Series A Preferred Units.

         11. Governing Law. This Amendment shall be interpreted and enforced according to the laws of the State of Michigan.

         12. Full Force and Effect. Except as amended by the provisions hereof, the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.

         13. Successors/Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

         14. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.








                        (SIGNATURES APPEAR ON NEXT PAGE)

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

                                      GENERAL PARTNER

                                      SUN COMMUNITIES, INC.


                                      By /s/ Jeffrey P. Jorissen
                                         ---------------------------------------
                                         Name:  Jeffrey P. Jorissen
                                         Title: Senior Vice President









                       (SIGNATURES CONTINUE ON NEXT PAGE)

                                      NEW LIMITED PARTNERS

                                      BELCREST REALTY CORPORATION


                                      By      /s/ William R. Cross
                                         ---------------------------------------
                                              Name:   William R. Cross
                                              Title: Vice President


                                      BELAIR REAL ESTATE CORPORATION


                                      By      /s/ William R. Cross
                                         ---------------------------------------
                                              Name:   William R. Cross
                                              Title: Vice President

                                    EXHIBIT A

               SCHEDULE OF PARTNERS, OP UNITS, PREFERRED OP UNITS
                                       AND
                            SERIES A PREFERRED UNITS


                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----

General Partner
Sun Communities, Inc., a Maryland                       17,433,258
Corporation
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Limited Partners
Gary A. Shiffman                                           306,617
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Robert B. Bayer                                            133,115
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Water Oak, Ltd.                                              8,888
Winderweedle, Haines Ward &
Woodman, P.A.
250 Park Avenue, South, 5th Floor
Winter Park, Florida 32789-4388

Albert P. Gollob                                            25,000
380 North Woodward Avenue
Suite 206
Birmingham, Michigan 48009

John F. O'Shea, as Trustee of the                           28,000
John F. O'Shea Declaration of Trust
created under instrument dated
January 2, 1996
380 North Woodward Avenue
Suite 206

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Birmingham, Michigan 48009
Carmen O'Shea                                             22,000
380 North Woodward Avenue
Suite 206
Birmingham, Michigan 48009

Henry S. Gornbein                                          6,126
Shapack, McCullough & Kanter,
P.C.
4190 Telegraph Road
Suite 3000
Bloomfield Hills, Michigan 48302-
2082

Robert J. Peters                                           7,747
40126 Pallazzo Street
Clinton Township, Michigan 48038

Nancy Kolender                                             6,126
3130 West Long Lake Road
Orchard Lake, Michigan 48323

Terran Shiffman Leemis                                    25,000
876 Covington
Bloomfield Hills, Michigan 48301

Gail Shiffman Hennes                                      17,500
14086 Ludlow
Oak Park, Michigan 48237

Audrey Shiffman                                           17,500
(formerly Audrey Shiffman
Langmaid)
2820 69th S.E.
Mercier Island, Washington 98040

Gary A. Shiffman as custodian for                          1,000
Matthew Shiffman under UGMA
31700 Middlebelt Road, Suite 145
Farmington Hills, Michigan 48334

Gary A. Shiffman as custodian for                          1,000
Adam Shiffman under UGMA
31700 Middlebelt Road, Suite 145
Farmington Hills, Michigan 48334

Gary A. Shiffman as custodian for                          1,000

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Alex Shiffman under UGMA
31700 Middlebelt Road, Suite 145
Farmington Hills, Michigan 48334

Audrey Shiffman (formerly Audrey                          1,000
Shiffman Langmaid) as custodian for
Jessica Langmaid under UGMA
2829 69th S.E.
Mercier Island, Washington 98040

Audrey Shiffman (formerly Audrey                          1,000
Shiffman Langmaid) as custodian for
Elizabeth Langmaid under UGMA
2829 69th S.E.
Mercier Island, Washington 98040

Gail Shiffman Hennes as custodian                         1,000
for Asher Hennes under UGMA
14086 Ludlow
Oak Park, Michigan 48237

Gail Shiffman Hennes as custodian                         1,000
for Rina Hennes under UGMA
14086 Ludlow
Oak Park, Michigan 48237

Terran Shiffman Leemis as custodian                         875
for Jennifer Leemis under UGMA
876 Covington
Bloomfield Hills, Michigan 48301

Terran Shiffman Leemis as custodian                         875
for Rachel Leemis under UGMA
876 Covington
Bloomfield Hills, Michigan 48301

Sherman Simon                                            25,005
9999 Collins Avenue
Bal Harbour, Florida 33154

Gerard Berger                                            20,607
10425 SW 129th Terrace
Miami, Florida 33176

Gerard Berger, Nominee                                    4,942
10425 SW 129th Terrace
Miami, Florida 33176


                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Robert Sentz                                              15,811
1287 Pigeon Roost Road
Pulaski, TN 38478

Royal Country, Ltd., a Florida ltd                        20,420
partnership
c/o Gerard Berger
501 Brickell Key Drive, Suite 103
Miami, Florida 33131

Paul Simon                                                17,955
3041 North 34th Street
Hollywood, Florida 33021

SI Enterprises, Inc.,                                     56,893
a Florida corporation
501 Brickell Key Drive, Suite 103
Miami, Florida 33131

J.B.E. Inc., a Florida corporation                        41,071
501 Brickell Key Drive, Suite 103
Miami, Florida 33131

S.R.K. Financial, Inc.,                                   27,676
a Florida corporation
501 Brickell Key Drive, Suite 103
Miami, Florida 33131

Mr. Herbert Rosen                                         25,000
4001 North Ocean Boulevard #804
Boca Raton, Florida 33431

Louis Benson, Trustee                                     26,931
5701 Bayberry Lane
Tamarac, Florida 33319

Philip Benson                                              4,489
8 Bruns Road
West Allenhurst, NJ 07711-1400

Irwin Cantor                                               2,846
#2 Bay Club Drive
Apt. 21W
Bayside, NY  11360

Robin Fuchs                                                4,489
P.O. Box 2520
Nantucket, MA  02584

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Jacob Glouberman                                          3,646
300 Winston Drive
Cliffside Park, NJ 07010

Robert Helfand                                            7,293
APD0202
San Miguel Day Allende
GTO, 37700 Mexico

Eugene W. Kalkin                                         14,308
18 Pfizer Road
Bernardsville, NJ 07924

Morton Kaplan                                             4,994
18 Yale Drive
Manhassett, NY 11030

Saul Klaw                                                 3,646
275 Madison Avenue
New York, NY 10016

Stanley C. Lesser                                        10,662
Lesser & Harrison
2 West 45th Street
New York, NY 10036

Ysrael Seinuk                                             3,646
82 Tennis Place
Forest Hills, NY 11375-5163

Julius J. Shepard Revocable Trust                        61,080
c/o Dupont Plaza Hotel
300 Biscayne Boulevard, Suite 307
Miami, Florida 33131-2207

Miriam Simon, as Custodian for                            2,917
Brian Simon
3041 North 34th Street
Hollywood, Florida 33021

Miriam Simon, as Custodian for                            2,917
Richard Simon
3041 North 34th Street
Hollywood, Florida 33021

Jeffrey Simon, as Custodian for Peter                     2,917
Simon
8915 SW 163rd Terrace

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Miami, Florida 33157

Victor Matles                                             10,110
P.O. Box 8493
Coral Springs, Florida 33075-8493

Leonard Cooper                                             1,348
3 Lisa Drive
Dix Hills, NY 11746

Ofelia Glouberman                                          1,348
300 Winston Drive
Cliffside Park, NJ 07010

Adam Kalkin                                                1,685
18 Pfizer Road
Bernardsville, NJ 07924

Nancy Kalkin                                               1,685
18 Pfizer Road
Bernardsville, NJ 07924

Lawrence Kline                                               898
Kline, Moore & Klein
2665 South Bayshore Drive
Suite 903
Coconut Grove, Florida 33133

Robert Kline                                                 898
Kline, Moore & Klein
2665 South Bayshore Drive
Suite 903
Coconut Grove, Florida 33133

James Lyons                                                4,813
120 Lincoln Road
Winter Haven, Florida 33884

Fanny Seinuk                                               1,348
82 Tennis Place
Forest Hills, NY 11375-5163

HTR Associates, Inc.                                       6,738
a Florida corporation
501 Brickell Key Drive
Suite 103
Miami, Florida 33131

Steven M. Tracy, as Trustee of the                       210,458

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Steven M. Tracy Declaration of Trust
dated June 25, 1984
1765 Cypress Point Court
Ann Arbor, Michigan 48108

Steven M. Tracy, as Successor                            420,917
Trustee of the Phil F. Jenkins
Revocable Living Trust created
under agreement dated January 6,
1967, as amended
2041 Greenview Drive
Ann Arbor, Michigan 48103

Howard T. Rice, as Trustee of the                          4,500
Howard T. Rice Revocable Living
Trust created under agreement dated
March 10, 1967, as amended
4605 S. Ocean Blvd.
Suite 7D
Highland Beach, FL  33487

Ronald A. House and                                        5,056                    41,456
Joanne K. House,
Joint Tenants
1651 Chateau Dr, S.W.
Wyoming, Michigan  49509-4914

Robert L. Kramer and                                       5,056                    32,497
Ruth A. Kramer,
Trustees of the Robert L. Kramer
Trust U/T/A dated August 7, 1996
421 Buena Vista Drive
Spring Lake, Michigan  49456-1734

Charles R. Negley and Carroll S.                           5,056                    39,110
Negley,
Joint Tenants
9930 Caloosa Yacht & Racquet
Drive
Fort Myers, Florida  33919-3169

The J. Lanting Family Limited                                                       21,953
Partnership
5999 Hillsborough Court

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Grandville, Michigan 49418

Todd Lanting                                                                       10,866
6185 S. Routt
Littleton, CO  80127

Julie Lanting                                                                      10,866
856 Clarewood Ct.
Holland, Michigan 49423

Arlyn Lanting                                                                         221
1575 South Shore Drive
Holland, Michigan 49423

Vicki Essink                                                                       10,866
1069 Alden Court
Holland, Michigan 49423

Jaclyn Geerlings                                                                   10,866
557 Jasmine Drive
Holland, Michigan 49423

Lee DeVisser and Linda L.                                                           3,925
DeVisser, Co-Trustees of the Lee
DeVisser Revocable Trust Created
U/T/A dated 1/4/93
2480 53rd Street N.W.
Boca Raton, FL  33496

Tracy L. Decker                                                                    17,343
15341 Meadowwood
Grand Haven, Michigan 49417

Marlene Q. Helm                                                                     2,195
1301 Summac
Muskegon, Michigan 49445

Brian K. Orcutt                                                                     2,195
679 Lake Drive, S.E., Apt. #4
Grand Rapids, Michigan 49503

Ronald L. Piasecki                                       17,000                       220
17854 W. Spring Lake Road
Spring Lake, Michigan  49456

James R. Lanting                                                                    3,704
5999 Hillsborough Court
Grandville, Michigan  49418

Aspen Enterprises, Ltd.                                                           100,455

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan  49509

Aspen Group                                               55,556                  364,819
2757 44th Street, S.W.
Suite 306

Grand Rapids, Michigan  49509
Aspen-Brentwood Village Limited                                                     5,911
Partnership
2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan  49509

Aspen-West Michigan Investments                                                     9,259
L.L.C., 2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan  49509

Aspen Group-HE                                                                     42,827
2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan  49509

Aspen - Grand Estates Limited                                                       4,433
Partnership
2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan 49509

FC Group                                                                          201,411
2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan 49509

Aspen Group-KC                                            83,943                  124,920
2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan  49509

Aspen-Paradise Investment Limited                                                  18,210
Partnership
2757 44th Street, S.W.
Suite 306

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Grand Rapids, Michigan 49509

Aspen-Arbor Investment Limited                                                     16,293
Partnership
Suite 306
2757 44th Street, S.W.
Grand Rapids, Michigan  49509

Aspen-Breezy Hill II Limited                                                       58,199
Partnership
Suite 306
2757 44th Street, S.W.
Grand Rapids, Michigan  49509

Aspen-Indian Investment Limited                                                    30,766
Partnership
Suite 306
2757 44th Street, S.W.
Grand Rapids, Michigan 49509

Aspen- Silver Investment Limited                                                   20,834
Partnership
2757 44t Street, S.W.
Suite 306
Grand Rapids, Michigan 49509

Aspen-Bonita Investment Limited                                                    42,673
Partnership
2757 44th Street, S.W.
Suite 306
Grand Rapids, Michigan 49509

Aspen-Siesta Investment Limited                                                    75,982
Partnership
Suite 306
2757 44th Street, S.W.
Grand Rapids, Michigan 49509

Joyce L. Gollob                                           25,000
380 North Woodward Avenue, Suite
206
Birmingham, Michigan 48009

Margaret A. Bayer                                          7,747
5879 Seville Circle
Orchard Lake, MI  48324

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
Carol P. Hearne                                           7,747
49373 Chesterfield Court
Shelby, MI  48315

Karen Matles                                              1,000
395 NW 101st Terrace
Coral Springs, FL  33071

Harold Matles                                               300
24 Sherwood Rd.
West Hartford, CT  06117

Linda Schiavoni                                             300
10 Cove Road
Sag Harbor, NY 11963

Judith Pendrick                                             300
24501 Falena Avenue
Torrance, CA  90501

Keith D. Smith                                          107,133
9241 Potter Road
Davison, MI  48423

Susan K. Smith                                           38,221
13015 Sandhurst Court
Grand Blanc, MI  48439

Kelly M. Karr                                             5,672
650 Kingswood Avenue
Eugene, Oregon  97401

Milton M. Shiffman                                      311,794
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Anders I, LLC                                            13,158
361 71st Avenue
Greeley, CO  80634

Jeffrey P. Jorissen                                     100,000
c/o Sun Communities
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Brian W. Fannon                                          30,000
c/o Sun Communities

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Jonathan M. Colman                                        7,500
c/o Sun Communities
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Helene A. Lewis                                           4,000
c/o Sun Communities
31700 Middlebelt Road
Suite 145
Farmington Hills, Michigan 48334

Clunet R. Lewis                                          20,000
c/o Eltrax Systems, Inc.
2000 Town Center, Suite 690
Southfield, MI  48075

Arthur A. Weiss                                          50,000
c/o Jaffe, Raitt, Heuer & Weiss
1 Woodward Avenue, Suite 2400
Detroit, MI  48226

Ira J. Jaffe                                              6,300
c/o Jaffe, Raitt, Heuer & Weiss
1 Woodward Avenue, Suite 2400
Detroit, MI  48226

Jeffrey G. Heuer                                          9,500
c/o Jaffe, Raitt, Heuer & Weiss
1 Woodward Avenue, Suite 2400
Detroit, MI  48226

Brian M. Hermelin                                        35,000
20500 Civic Center Drive, Suite
3000
Southfield, MI 48076

Robert H. Orley                                          35,000
2000 N. Woodward Avenue
Suite 130
Bloomfield Hills, MI 48304

Daniel E. Bober                                          15,000

                                                                                                        SERIES A
PARTNERS                                                 COMMON                 PREFERRED             PREFERRED
--------                                                 OP UNITS                OP UNITS                UNITS
                                                         --------                --------                -----
39047 Geneva
Farmington Hills, MI 48331

Creighton J. Weber                                        5,000
5240 Hollow Drive
Bloomfield Hills, MI 48302

James A. Simpson                                          4,725
1235 Lyonhurst
Birmingham, MI 48009

Belcrest Realty Corporation                                                                            1,400,000
c/o Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Belair Real Estate Corporation                                                                           600,000
c/o Eaton Vance Corporation
The Eaton Vance Building
255 State Street
Boston, MA 02109